UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JUNE 20, 1999



                       EQCC HOME EQUITY LOAN TRUST 1999-1
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                    59-3557436
     DELAWARE               333-48053               59-3567425
     --------               ---------               ----------
     (STATE  OR  OTHER      (COMMISSION  FILE       (IRS  EMPLOYER
     JURISDICTION  OF       NUMBER)                 IDENTIFICATION  NO.)
     INCORPORATION



                       EQCC HOME EQUITY LOAN TRUST 1999-1
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (904) 457-5000

ITEM  5.          OTHER  EVENTS
                  -------------

     THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99          TRUSTEE'S  REMITTANCE REPORT IN RESPECT OF THE JUNE 1999, REMITTANCE
            DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1999-1
                    -----------------------------------------
                                  (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:     JUNE  29,  1999                 BY: /S/JAMES  B.  DODD
           ---------------                      -----------------
                                           NAME:  JAMES  B.  DODD
                                           TITLE: VICE PRESIDENT/GENERAL COUNSEL
                                                  (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99  TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT OF THE JUNE 1999 REMITTANCE DATE.